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                                                                  EXHIBIT 10.23



                               FIRST AMENDMENT TO
                                  CERTEGY INC.
                  2001 KEY MANAGEMENT LONG-TERM INCENTIVE PLAN

         Pursuant to action taken by the Compensation and Human Resources Committee of the Board of Directors of Certegy Inc. as of February 28, 2002, the name of the Certegy Inc. 2001 Key Management Long-Term Incentive Plan is changed to the "Certegy Inc. Key Management Long-Term Incentive Plan."